Exhibit 99.2

2016 J.P. Morgan Health Care Conference Kevin Conroy, Chairman and CEO January 14, 2016

Safe Harbor statement Certain statements made in this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this presentation regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, anticipated results of our sales and marketing efforts, expectations concerning payer reimbursement and the anticipated results of our product development efforts. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully and profitably market our products; the acceptance of our products by patients and health care providers; the amount and nature of competition from other cancer screening products and procedures; our ability to maintain regulatory approvals and comply with applicable regulations; our success establishing and maintaining collaborative and licensing arrangements; our ability to successfully develop new products; and the other risks and uncertainties described in the Risk Factors and in the Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and our subsequently filed Quarterly Report(s) on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. We have filed a registration statement, including a prospectus, with the U.S. Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 877-547-6340 or 800-792-2413. 2

Presentation overview 3

OUR MISSION To partner with healthcare providers, payers, patients & advocacy groups to help eradicate colon cancer 4

Source: American Cancer Society, A Cancer Journal for Clinicians 2016; all figures annual Colon cancer: America’s second deadliest cancer new diagnoses in 2015 132,700 deaths in 2015 49,700 134,490 new diagnoses 49,190 deaths 5 15,690 26,120 41,780 40,890 49,190 158,080 Esophageal Prostate Pancreas Breast Colorectal Lung Annual cancer deaths

10+ years Sources: J Natl Cancer Inst. 2009; 101:1225-1227 (Itzkowitz) Gastro 1997;112:594-692 (Winawer) Why is colon cancer the “Most preventable, yet least prevented form of cancer”? Pre-cancerous polyp Four stages of colon cancer 6

Sources: SEER 18 2004-2010 American Cancer Society, Cancer Facts & Figures 2015; all figures annual Detecting colorectal cancer early is critical 9 out of 10 survive 5 years Diagnosed in Stages I or II Diagnosed in Stage IV 7 1 out of 10 survive 5 years 60% of patients are diagnosed in stages III-IV

8 America’s stagnant colon cancer screening rate Source: CDC NHIS survey results as published in the CDC’s MMWR between 2006 and 2015 50% 52% 59% 58% 80% 80% 2005 2008 2010 2013 2018 2020

Cologuard: Addressing the colon cancer problem Stool DNA test: 11 biomarkers (10 DNA & 1 protein) FDA-approved & covered by Medicare List price - $649; Medicare rate - $509 Results of 10,000-patient prospective trial published in New England Journal of Medicine Included in American Cancer Society guidelines & US Preventive Services Task Force draft guidelines Sources: Imperiale TF et al., N Engl J Med (2014) 9 Developed with Mayo Clinic

*Clean colons have no need for a biopsy Sources: Imperiale TF et al., N Engl J Med (2014) Mayo Clinic Proceedings, Oct 2015 Cologuard’s performance confirmed in recent study Cancer detection 92% (60/65) 100% (10/10) Precancer detection 42% (321/757) 41% (31/76) Specificity (clean colon*) 90% (4002/4457) 93% (296/318) October 2015 March 2014 10

11 New modeling supports Cologuard’s use every 3 years 3 years cervical cancer 3 years 2 years breast cancer Source: Clinical Colorectal Cancer, December 2015 Cologuard’s cost-effectiveness compares favorably with established screening strategies $11,313 p er QALY $15,500 per QALY $30,000 per QALY

Exact Sciences Labs: A facility delivering results Capable of processing >1 million Cologuard tests annually 12

Only 24/7/365 nationwide colon cancer screening network drives compliance Patients Doubling compliance through direct engagement Physicians Easing burden of colon cancer screening follow-up Payers Maintaining metrics to support 3-year adherence 71% Patient compliance* *Patient compliance rate: number of valid test results reported divided by the number of collection kits shipped to patients 60 or more days prior to December 31, 2015. 13

A multi-billion dollar U.S. market opportunity Potential 80M-patient U.S. screening market* Total U.S. market opportunity for Cologuard $4B*** Unscreened** 24M patients 30% Colonoscopy & FOBT 32M patients 40% Cologuard 24M patients 30% *80 million average-risk, asymptomatic people ages 50-84 **Assumes unscreened decreases from 42% to 30% ***Assumes 24M people screened with Cologuard every three years with ASP of $500 14

Three-pronged commercial strategy Physicians Patients Payers Public relations Multi-channel direct to consumer Primary care sales force Medical education Digital campaign Clinical & health publications Market access team Guidelines Targeted TV test 15

Cologuard’s growing physician penetration Adding ~2,000 ordering physicians per month 16 *IMS data based on heart drug prescriptions August 2014 December 2015 4,100 8,300 14,700 21,000 27,000 200,000 potential Cologuard prescribers* Q1 2015 Q2 2015 Q3 2015 Q4 2015

17 Strong customer satisfaction with Cologuard Physicians expectations met or exceeded 98% Patients rated Cologuard experience very positive 88% Sources: ZS survey conducted for Exact Sciences, n=300 Exact Sciences Laboratories patient satisfaction survey data is cumulative; n = 2,799

Early results illustrate Cologuard's impact

Cancers potentially detected by Cologuard

104,000 Completed Cologuard tests → **>600** Cancers → **>500** Early-stage cancers cologuard

Source: Imperiale TF et al., N Engl J Med (2014)
Exact Sciences internal estimates based upon prevalence and detection rates from DeeP-C study

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Increasing America’s screening population 49% screened with colonoscopy Screening history of Cologuard users 42% never screened before Source: Colorectal Cancer Screening with Multi-target stool DNA-based Testing Previous Screening History of the Initial Patient Cohort, poster presented at American College of Gastroenterology's Annual Scientific Meeting (ACG 2015), Oct. 16-21, 2015; ages 50-74 9% screened only with FIT/FOBT 19 4 in 10 Cologuard users never previously screened

Completed Cologuard tests continue growing Completed Cologuard tests Guidance Guidance 2015 2016 20 4K 11K 21K 34K 38K Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 104,000 $39 - 39.5M >240,000 $90 - 100M

Strong weekly ordering growth 21 Thanksgiving Christmas & New Years Holiday seasons impact re-orders, returned collection kits 8/10/14 8/24/14 9/7/14 9/21/14 10/5/14 10/19/14 11/2/14 11/16/14 11/30/14 12/14/14 12/28/14 1/11/15 1/25/15 2/8/15 2/22/15 3/8/15 3/22/15 4/5/15 4/19/15 5/3/15 5/17/15 5/31/15 6/14/15 6/28/15 7/12/15 7/26/15 8/9/15 8/23/15 9/6/15 9/20/15 10/4/15 10/18/15 11/1/15 11/15/15 11/29/15 12/13/15 12/27/15

Sources: Cytyc, Digene and Exact Sciences company documents and estimates Cologuard outpacing blockbuster diagnostic launches First-year revenue 1.5x ahead of ThinPrep; 2x ahead of HPV 22 Revenue – launch year $90 – $100M Guidance $40M $33M Y2 Q0 Q1 Q2 Q3 Q4 Cologuard ThinPrep Digene's HPV

Strong Cologuard launch trajectory

Growing customer base	2,000 new physicians per month; 27,000 total
Predictable re-ordering	Most physicians continue consistently re-ordering
Strong ordering trend	Sales & marketing drove 12% monthly growth
Customer satisfaction	Very positive Cologuard experience 9 of 10 patients
Reimbursement wins	Momentum grows with Anthem contract

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Quality of care Strategy to advance coverage to contracting Cost savings Member satisfaction Value proposition for payers NEJM publication shows 92% sensitivity Easy, non-invasive test; >70% patient compliance Cologuard delivering positive budget impact 24 $

Expanding Cologuard’s coverage for relevant patients Covered, not contracted Covered, in-network contract Sources: US Census, “Health Insurance Coverage Status and Type of Coverage by Selected Characteristics: 2013” US Census, “State Characteristics: Vintage 2013” AIS Directory of Health Plans: 2015 Exact Sciences internal analysis 25 32% 34% 41% 14% 22% 15% 46% 56% 56% 2014 2015

37.6 million covered lives, second largest insurer in U.S. Strong presence in 14 states Largest plan in 6 states Second largest plan in 4 states Anthem enters into agreements by network/region California contract signed January 2016 Seeking 5 agreements in 1H 2016 Parallel implementation of commercial pull through plan Sources: Estimate based on US Census data and enrollees AIS Directory of Health Plans: 2015 Anthem BlueCross BlueShield contract & in-network status will drive adoption 26

USPSTF draft guidelines

Cologuard included in draft guidelines as alternative screening test

- Draft guidance removes "I" rating from 2008 guidelines
- Cologuard 3-yr: best benefits to harms of all screening options reviewed by the Task Force
- Final guidelines expected late 2016
- Seeking inclusion in HEDIS & STARS quality metrics
- Support from American Cancer Society, Mayo Clinic, key interest groups & 30+ lawmakers

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Focusing product pipeline on targeted opportunities

	Type of test	Clinical need	Market opportunity	Initial data readout
Lung nodules	blood	~1.5M patients/ year*	$1.0B+	2H 2016
Pancreatic cancer	pancreatic juice	600-700K patients with cysts	$0.5B+	2H 2016

Sources: *Silvestri GA et al. A Bronchial Genomic Classifier for the Diagnostic Evaluation of Lung Cancer. NEJM, 2015, 373, 243-251
Tanner NT et al. Management of Pulmonary Nodules by Community Pulmonologists: A Multicenter Observational Study. Chest. 2015 Dec 1;148(6):1405-14
** Based on Exact Sciences internal analysts

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Establishing a long-term growth plan 29 Cologuard Pipeline Lung nodules Pancreatic Leverage existing sales force In-licensing Co-promote Product acquisition

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APPENDIX 31

Financial highlights* *Exact Sciences has not completed preparation of its financial statements for the year. These estimates are based on preliminary, unaudited data. Actual results may differ. 32 Preliminary Q4 ‘15 revenue $14.0 – 14.5 million Preliminary FY ’15 revenue $39.0 – 39.5 million 104,000 completed Cologuard tests in 2015 27,000 cumulative ordering physicians Cash balance of $343.5 million as of Sept. 30, 2015 Q4 earnings call in February 2016

Cologuard usage mirrors the overall screening market

Overall US Up-to-Date with CRC Screening


Not Up-to-Date
42%
Colonoscopy
Alone
49%
FOBT Alone
3%
FOBT and
Colonoscopy
6%

Cologuard Patients Screening History


Colonoscopy
Alone
33%
Never
Screened
42%
FOBT and
Colonoscopy
16%
FOBT Alone
9%

Sources: CDC NHIS 2013 survey and BRFSS 2012 Survey. Berger et al., ACG Poster (2015)
Note: CDC considers colonoscopy within 10 years and FOBT within 1 year as up-to-date. Cologuard Screening History does not involve a time component, so the FOBT usage is likely not within the past year.

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Cologuard potential of a primary care provider

200k	Primary care providers actively seeing patients 50+ based on heart drug prescriptions *(IMS)*
80M	Average-risk patients 50+ *(US Census)*
400	Patients per doctor
133	Targeted Cologuard patients (33% penetration of patients)
45	**Annual Cologuard tests per provider with a 3 year interval**

With current coverage, the opportunity is **~23 tests/year**

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Breakdown of current U.S. insurance market Aetna Anthem Cigna UnitedHealthcare Traditional Medicare 32% 46% Medicare 46% Commercial mercial - All others 24% Medicare Advantage 14% Military/ Medicaid 8% 35 Source: AIS Directory of Health Plans: 2015; ages 50-84

Zauber A, et. al. “Evaluating the Benefits and Harms of Colorectal Cancer Screening Strategies: A Collaborative Modeling Approach.” AHRQ (2015). See Appendix Tables 3(a) – 10(c). CISNET modeling highlights Cologuard 3-year has best benefits to harms ratio 36

Impact of U.S. Preventive Services Task Force

CISNET modeling suggests Cologuard screening strategy is effective

Incidence reduced by	Mortality reduced by
↓72%	↓81%
over lifetime versus no screening	over lifetime versus no screening

Median USPSTF model output for screening patients 50-85 with Cologuard every 3 years

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Source: Zauber A, et. al. "Evaluating the Benefits and Harms of Colorectal Cancer Screening Strategies: A Collaborative Modeling Approach." AHRQ (2015). See Appendix Tables 3(a) – 10(c).

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